                                                                    Exhibit 99.6

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

    ----------------------------------------------
    CASE NAME: OK Turbines, Inc.                        ACCRUAL BASIS
    ----------------------------------------------

    ----------------------------------------------
    CASE NUMBER: 400-42146-BJH-11                       02/13/95, RWD, 2/96
    ----------------------------------------------

    ----------------------------------------------
    JUDGE: Barbara J. Houser
    ----------------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: JANUARY 31, 2002

    IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

    RESPONSIBLE  PARTY:

    /s/ Drew Keith                                   Chief Financial Officer
    ------------------------------------------     ----------------------------
    ORIGINAL SIGNATURE OF RESPONSIBLE PARTY              TITLE

    Drew Keith                                       2/20/2002
    ------------------------------------------     ----------------------------
    PRINTED NAME OF RESPONSIBLE PARTY                    DATE

    PREPARER:

    /s/ Jessica L. Wilson                            Chief Accounting Officer
    ------------------------------------------     ----------------------------
    ORIGINAL SIGNATURE OF PREPARER                       TITLE

    Jessica L. Wilson                                2/20/2002
    ------------------------------------------     ----------------------------
    PRINTED NAME OF PREPARER                             DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

   --------------------------------------
   CASE NAME: OK Turbines, Inc.                                ACCRUAL BASIS-1
   --------------------------------------

   --------------------------------------
   CASE NUMBER: 400-42146-BJH-11                    02/13/95, RWD, 2/96
   --------------------------------------

   --------------------------------------
   COMPARATIVE BALANCE SHEET
   -------------------------------------------------------------------------------------------
                                               SCHEDULE       MONTH          MONTH      MONTH
                                                           -----------------------------------
   ASSETS                                       AMOUNT     January 2002
   -------------------------------------------------------------------------------------------
   1.  UNRESTRICTED CASH                      $  299,835          ($335)        $0         $0
   -------------------------------------------------------------------------------------------
   2.  RESTRICTED CASH                        $        0    $         0         $0         $0
   -------------------------------------------------------------------------------------------
   3.  TOTAL CASH                             $  299,835          ($335)        $0         $0
   -------------------------------------------------------------------------------------------
   4.  ACCOUNTS RECEIVABLE (NET)              $  569,077    $   365,354         $0         $0
   -------------------------------------------------------------------------------------------
   5.  INVENTORY                              $4,135,448    $         0         $0         $0
   -------------------------------------------------------------------------------------------
   6.  NOTES RECEIVABLE                       $        0    $         0         $0         $0
   -------------------------------------------------------------------------------------------
   7.  PREPAID EXPENSES                       $        0    $         0         $0         $0
   -------------------------------------------------------------------------------------------
   8.  OTHER (ATTACH LIST)                    $   30,000    $ 2,515,515         $0         $0
   -------------------------------------------------------------------------------------------
   9.  TOTAL CURRENT ASSETS                   $5,034,360    $ 2,880,534         $0         $0
   -------------------------------------------------------------------------------------------
   10. PROPERTY, PLANT & EQUIPMENT            $  474,012    $         0         $0         $0
   -------------------------------------------------------------------------------------------
   11. LESS: ACCUMULATED
       DEPRECIATION / DEPLETION               $        0    $         0         $0         $0
   -------------------------------------------------------------------------------------------
   12. NET PROPERTY, PLANT &
       EQUIPMENT                              $  474,012    $         0         $0         $0
   -------------------------------------------------------------------------------------------
   13. DUE FROM INSIDERS                      $        0    $         0         $0         $0
   -------------------------------------------------------------------------------------------
   14. OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)             $        0    $         0         $0         $0
   -------------------------------------------------------------------------------------------
   15. OTHER (ATTACH LIST)                    $        0    $         0         $0         $0
   -------------------------------------------------------------------------------------------
   16. TOTAL ASSETS                           $5,508,372    $ 2,880,534         $0         $0
   -------------------------------------------------------------------------------------------
   POSTPETITION LIABILITIES
   -------------------------------------------------------------------------------------------
   17. ACCOUNTS PAYABLE                                     $     5,953         $0         $0
   -------------------------------------------------------------------------------------------
   18. TAXES PAYABLE                                        $         0         $0         $0
   -------------------------------------------------------------------------------------------
   19. NOTES PAYABLE                                        $         0         $0         $0
   -------------------------------------------------------------------------------------------
   20. PROFESSIONAL FEES                                    $         0         $0         $0
   -------------------------------------------------------------------------------------------
   21. SECURED DEBT                                         $         0         $0         $0
   -------------------------------------------------------------------------------------------
   22. OTHER (ATTACH LIST)                                  $         0         $0         $0
   -------------------------------------------------------------------------------------------
   23. TOTAL POSTPETITION
       LIABILITIES                                          $     5,953         $0         $0
   -------------------------------------------------------------------------------------------
   PREPETITION LIABILITIES
   -------------------------------------------------------------------------------------------
   24. SECURED DEBT                           $        0    $         0         $0         $0
   -------------------------------------------------------------------------------------------
   25. PRIORITY DEBT                          $   28,268    $         0         $0         $0
   -------------------------------------------------------------------------------------------
   26. UNSECURED DEBT                         $  493,554    $   522,197         $0         $0
   -------------------------------------------------------------------------------------------
   27. OTHER (ATTACH LIST)                    $        0    $         0         $0         $0
   -------------------------------------------------------------------------------------------
   28. TOTAL PREPETITION LIABILITIES          $  521,822    $   522,197         $0         $0
   -------------------------------------------------------------------------------------------
   29. TOTAL LIABILITIES                      $  521,822    $   528,150         $0         $0
   -------------------------------------------------------------------------------------------
   EQUITY
   -------------------------------------------------------------------------------------------
   30. PREPETITION OWNERS' EQUITY                           $ 3,790,619         $0         $0
   -------------------------------------------------------------------------------------------
   31. POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                     ($1,438,235)        $0         $0
   -------------------------------------------------------------------------------------------
   32. DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
   -------------------------------------------------------------------------------------------
   33. TOTAL EQUITY                           $        0    $ 2,352,384         $0         $0
   -------------------------------------------------------------------------------------------
   34. TOTAL LIABILITIES &
       OWNERS' EQUITY                         $  521,822    $ 2,880,534         $0         $0
   -------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

   --------------------------------------
   CASE NAME: OK Turbines, Inc.                       ACCRUAL BASIS-2
   --------------------------------------

   --------------------------------------
   CASE NUMBER: 400-42146-BJH-11                      02/13/95, RWD, 2/96
   --------------------------------------

   ---------------------------------------------
   INCOME STATEMENT
   ------------------------------------------------------------------------------------------
                                                    MONTH         MONTH    MONTH    QUARTER
                                                 --------------------------------
   REVENUES                                      January 2002                        TOTAL
   ------------------------------------------------------------------------------------------
   1.  GROSS REVENUES                                ($1,203)        $0       $0     ($1,203)
   ------------------------------------------------------------------------------------------
   2.  LESS: RETURNS & DISCOUNTS                  $        0         $0       $0   $       0
   ------------------------------------------------------------------------------------------
   3.  NET REVENUE                                   ($1,203)        $0       $0     ($1,203)
   ------------------------------------------------------------------------------------------
   COST OF GOODS SOLD
   ------------------------------------------------------------------------------------------
   4.  MATERIAL                                      ($7,675)        $0       $0     ($7,675)
   ------------------------------------------------------------------------------------------
   5.  DIRECT LABOR                               $        0         $0       $0   $       0
   -----------------------------------------------------------------------------------------
   6.  DIRECT OVERHEAD                            $        0         $0       $0   $       0
   ------------------------------------------------------------------------------------------
   7.  TOTAL COST OF GOODS SOLD                      ($7,675)        $0       $0     ($7,675)
   ------------------------------------------------------------------------------------------
   8.  GROSS PROFIT                               $    6,472         $0       $0   $   6,472
   ------------------------------------------------------------------------------------------
   OPERATING EXPENSES
   ------------------------------------------------------------------------------------------
   9.  OFFICER / INSIDER COMPENSATION             $        0         $0       $0   $       0
   ------------------------------------------------------------------------------------------
   10. SELLING & MARKETING                        $        0         $0       $0   $       0
   ------------------------------------------------------------------------------------------
   11. GENERAL & ADMINISTRATIVE                   $        0         $0       $0   $       0
   ------------------------------------------------------------------------------------------
   12. RENT & LEASE                               $        0         $0       $0   $       0
   ------------------------------------------------------------------------------------------
   13. OTHER (ATTACH LIST)                        $    6,472         $0       $0   $   6,472
   ------------------------------------------------------------------------------------------
   14. TOTAL OPERATING EXPENSES                   $    6,472         $0       $0   $   6,472
   ------------------------------------------------------------------------------------------
   15. INCOME BEFORE NON-OPERATING
       INCOME & EXPENSE                           $        0         $0       $0   $       0
   ------------------------------------------------------------------------------------------
   OTHER INCOME & EXPENSES
   ------------------------------------------------------------------------------------------
   16. NON-OPERATING INCOME (ATT. LIST)           $        0         $0       $0   $       0
   ------------------------------------------------------------------------------------------
   17. NON-OPERATING EXPENSE (ATT. LIST)          $        0         $0       $0   $       0
   ------------------------------------------------------------------------------------------
   18. INTEREST EXPENSE                           $        0         $0       $0   $       0
   ------------------------------------------------------------------------------------------
   19. DEPRECIATION / DEPLETION                   $        0         $0       $0   $       0
   ------------------------------------------------------------------------------------------
   20. AMORTIZATION                               $        0         $0       $0   $       0
   ------------------------------------------------------------------------------------------
   21. OTHER (ATTACH LIST)                        $        0         $0       $0   $       0
   ------------------------------------------------------------------------------------------
   22. NET OTHER INCOME & EXPENSES                $        0         $0       $0   $       0
   ------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   ------------------------------------------------------------------------------------------
   23. PROFESSIONAL FEES                          $        0         $0       $0   $       0
   ------------------------------------------------------------------------------------------
   24. U.S. TRUSTEE FEES                          $        0         $0       $0   $       0
   ------------------------------------------------------------------------------------------
   25. OTHER (ATTACH LIST)                        $        0         $0       $0   $       0
   ------------------------------------------------------------------------------------------
   26. TOTAL REORGANIZATION EXPENSES              $        0         $0       $0   $       0
   ------------------------------------------------------------------------------------------
   27. INCOME TAX                                 $        0         $0       $0   $       0
   ------------------------------------------------------------------------------------------
   28. NET PROFIT (LOSS)                          $        0         $0       $0   $       0
   ------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

  ---------------------------------
  CASE NAME: OK Turbines, Inc.                    ACCRUAL BASIS-3
  ---------------------------------

  ---------------------------------
  CASE NUMBER: 400-42146-BJH-11                       02/13/95, RWD, 2/96
  ---------------------------------

  --------------------------------------------------------------------------------------------------------------------
  CASH RECEIPTS AND                             MONTH             MONTH               MONTH               QUARTER
                                           ----------------------------------------------------------
  DISBURSEMENTS                              January 2002                                                  TOTAL
  --------------------------------------------------------------------------------------------------------------------
  1.   CASH - BEGINNING OF MONTH                  $  11,207                $0                  $0        $  11,207
  --------------------------------------------------------------------------------------------------------------------
  RECEIPTS FROM OPERATIONS
  --------------------------------------------------------------------------------------------------------------------
  2.   CASH SALES                                 $       0                $0                  $0        $       0
  --------------------------------------------------------------------------------------------------------------------
  COLLECTION OF ACCOUNTS RECEIVABLE
  --------------------------------------------------------------------------------------------------------------------
  3.   PREPETITION                                $       0                $0                  $0        $       0
  --------------------------------------------------------------------------------------------------------------------
  4.   POSTPETITION                               $  76,407                $0                  $0        $  76,407
  --------------------------------------------------------------------------------------------------------------------
  5.   TOTAL OPERATING RECEIPTS                   $  76,407                $0                  $0        $  76,407
  --------------------------------------------------------------------------------------------------------------------
  NON - OPERATING RECEIPTS
  --------------------------------------------------------------------------------------------------------------------
  6.   LOANS & ADVANCES (ATTACH LIST)             $       0                $0                  $0        $       0
  --------------------------------------------------------------------------------------------------------------------
  7.   SALE OF ASSETS                             $       0                $0                  $0        $       0
  --------------------------------------------------------------------------------------------------------------------
  8.   OTHER (ATTACH LIST)                         ($87,949)               $0                  $0         ($87,949)
  --------------------------------------------------------------------------------------------------------------------
  9.   TOTAL NON-OPERATING RECEIPTS                ($87,949)               $0                  $0         ($87,949)
  --------------------------------------------------------------------------------------------------------------------
  10.  TOTAL RECEIPTS                              ($11,542)               $0                  $0         ($11,542)
  --------------------------------------------------------------------------------------------------------------------
  11.  TOTAL CASH AVAILABLE                           ($335)               $0                  $0            ($335)
  --------------------------------------------------------------------------------------------------------------------
  OPERATING DISBURSEMENTS
  --------------------------------------------------------------------------------------------------------------------
  12.  NET PAYROLL                                $       0                $0                  $0        $       0
  --------------------------------------------------------------------------------------------------------------------
  13.  PAYROLL TAXES PAID                         $       0                $0                  $0        $       0
  --------------------------------------------------------------------------------------------------------------------
  14.  SALES, USE & OTHER TAXES PAID              $       0                $0                  $0        $       0
  --------------------------------------------------------------------------------------------------------------------
  15.  SECURED / RENTAL / LEASES                  $       0                $0                  $0        $       0
  --------------------------------------------------------------------------------------------------------------------
  16.  UTILITIES                                  $       0                $0                  $0        $       0
  --------------------------------------------------------------------------------------------------------------------
  17.  INSURANCE                                  $       0                $0                  $0        $       0
  --------------------------------------------------------------------------------------------------------------------
  18.  INVENTORY PURCHASES                        $       0                $0                  $0        $       0
  --------------------------------------------------------------------------------------------------------------------
  19.  VEHICLE EXPENSES                           $       0                $0                  $0        $       0
  --------------------------------------------------------------------------------------------------------------------
  20.  TRAVEL                                     $       0                $0                  $0        $       0
  --------------------------------------------------------------------------------------------------------------------
  21.  ENTERTAINMENT                              $       0                $0                  $0        $       0
  --------------------------------------------------------------------------------------------------------------------
  22.  REPAIRS & MAINTENANCE                      $       0                $0                  $0        $       0
  --------------------------------------------------------------------------------------------------------------------
  23.  SUPPLIES                                   $       0                $0                  $0        $       0
  --------------------------------------------------------------------------------------------------------------------
  24.  ADVERTISING                                $       0                $0                  $0        $       0
  --------------------------------------------------------------------------------------------------------------------
  25.  OTHER (ATTACH LIST)                        $       0                $0                  $0        $       0
  --------------------------------------------------------------------------------------------------------------------
  26.  TOTAL OPERATING DISBURSEMENTS              $       0                $0                  $0        $       0
  --------------------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  --------------------------------------------------------------------------------------------------------------------
  27.  PROFESSIONAL FEES                          $       0                $0                  $0        $       0
  --------------------------------------------------------------------------------------------------------------------
  28.  U.S. TRUSTEE FEES                          $       0                $0                  $0        $       0
  --------------------------------------------------------------------------------------------------------------------
  29.  OTHER (ATTACH LIST)                        $       0                $0                  $0        $       0
  --------------------------------------------------------------------------------------------------------------------
  30.  TOTAL REORGANIZATION EXPENSES              $       0                $0                  $0        $       0
  --------------------------------------------------------------------------------------------------------------------
  31.  TOTAL DISBURSEMENTS                        $       0                $0                  $0        $       0
  --------------------------------------------------------------------------------------------------------------------
  32.  NET CASH FLOW                               ($11,542)               $0                  $0         ($11,542)
  --------------------------------------------------------------------------------------------------------------------
  33.  CASH - END OF MONTH                            ($335)               $0                  $0            ($335)
  --------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Monthly Operating Report

  ----------------------------------
  CASE NAME: OK Turbines, Inc.               ACCRUAL BASIS-4
  ----------------------------------

  ----------------------------------
  CASE NUMBER: 400-42146-BJH-11                   02/13/95, RWD, 2/96
  ----------------------------------

  ---------------------------------------------------------------------------------------------------
                                              SCHEDULE         MONTH         MONTH        MONTH
                                                          -------------------------------------------
  ACCOUNTS RECEIVABLE AGING                    AMOUNT       January 2002
  ---------------------------------------------------------------------------------------------------
  1.   0-30                                                     $      0            $0           $-
  ---------------------------------------------------------------------------------------------------
  2.   31-60                                                    $ 29,199            $0           $0
  ---------------------------------------------------------------------------------------------------
  3.   61-90                                                    $ 52,500            $0           $0
  ---------------------------------------------------------------------------------------------------
  4.   91+                                                      $283,655            $0           $0
  ---------------------------------------------------------------------------------------------------
  5.   TOTAL ACCOUNTS RECEIVABLE                       $0       $365,354            $0           $0
  ---------------------------------------------------------------------------------------------------
  6.   AMOUNT CONSIDERED UNCOLLECTIBLE                          $      0            $0           $0
  ---------------------------------------------------------------------------------------------------
  7.   ACCOUNTS RECEIVABLE (NET)                       $0       $365,354            $0           $0
  ---------------------------------------------------------------------------------------------------

  --------------------------------------------------------

  AGING OF POSTPETITION TAXES AND PAYABLES                        MONTH:   January 2002
                                                                        -----------------------------

  ---------------------------------------------------------------------------------------------------
                                     0-30         31-60         61-90           91+
  TAXES PAYABLE                      DAYS         DAYS          DAYS           DAYS         TOTAL
  ---------------------------------------------------------------------------------------------------
  1.   FEDERAL                             $0            $0           $0            $0           $0
  ---------------------------------------------------------------------------------------------------
  2.   STATE                               $0            $0           $0            $0           $0
  ---------------------------------------------------------------------------------------------------
  3.   LOCAL                               $0            $0           $0            $0           $0
  ---------------------------------------------------------------------------------------------------
  4.   OTHER (ATTACH LIST)                 $0            $0           $0            $0           $0
  ---------------------------------------------------------------------------------------------------
  5.   TOTAL TAXES PAYABLE                 $0            $0           $0            $0           $0
  ---------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------
  6.   ACCOUNTS PAYABLE                    $0            $0           $0            $0           $0
  ---------------------------------------------------------------------------------------------------

  --------------------------------------------------------

  STATUS OF POSTPETITION TAXES                                    MONTH:   January 2002
                                                                        -----------------------------

  ---------------------------------------------------------------------------------------------------
                                               BEGINNING        AMOUNT                    ENDING
                                                  TAX        WITHHELD AND/    AMOUNT        TAX
  FEDERAL                                      LIABILITY*      OR ACCRUED      PAID      LIABILITY
  ---------------------------------------------------------------------------------------------------
  1.   WITHHOLDING**                                 $    0           $0        $    0           $0
  ---------------------------------------------------------------------------------------------------
  2.   FICA-EMPLOYEE**                               $    0           $0        $    0           $0
  ---------------------------------------------------------------------------------------------------
  3.   FICA-EMPLOYER**                               $    0           $0        $    0           $0
  ---------------------------------------------------------------------------------------------------
  4.   UNEMPLOYMENT                                  $    0           $0        $    0           $0
  ---------------------------------------------------------------------------------------------------
  5.   INCOME                                        $    0           $0        $    0           $0
  ---------------------------------------------------------------------------------------------------
  6.   OTHER (ATTACH LIST)                           $    0           $0        $    0           $0
  ---------------------------------------------------------------------------------------------------
  7.   TOTAL FEDERAL TAXES                           $    0           $0        $    0           $0
  ---------------------------------------------------------------------------------------------------
  STATE AND LOCAL
  ---------------------------------------------------------------------------------------------------
  8.   WITHHOLDING                                   $    0           $0        $    0           $0
  ---------------------------------------------------------------------------------------------------
  9.   SALES                                         $7,874           $0        $7,874           $0
  ---------------------------------------------------------------------------------------------------
  10.  EXCISE                                        $    0           $0        $    0           $0
  ---------------------------------------------------------------------------------------------------
  11.  UNEMPLOYMENT                                  $    0           $0        $    0           $0
  ---------------------------------------------------------------------------------------------------
  12.  REAL PROPERTY                                 $    0           $0        $    0           $0
  ---------------------------------------------------------------------------------------------------
  13.  PERSONAL PROPERTY                             $    0           $0        $    0           $0
  ---------------------------------------------------------------------------------------------------
  14.  OTHER (ATTACH LIST)                           $    0           $0        $    0           $0
  ---------------------------------------------------------------------------------------------------
  15.  TOTAL STATE & LOCAL                           $7,874           $0        $7,874           $0
  ---------------------------------------------------------------------------------------------------
  16.  TOTAL TAXES                                   $7,874           $0        $7,874           $0
  ---------------------------------------------------------------------------------------------------

  * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
  ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

  ------------------------------------------
  CASE NAME: OK Turbines, Inc.                     ACCRUAL BASIS-5
  ------------------------------------------

  ------------------------------------------
  CASE NUMBER: 400-42146-BJH-11                        02/13/95, RWD, 2/96
  ------------------------------------------


  The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                           MONTH:       January 2002
  -----------------------------------------                      ---------------------------------------------------
  BANK RECONCILIATIONS
                                                     Account #1        Account #2     Account #3
  ------------------------------------------------------------------------------------------------------------------
  A.     BANK:                                     Bank of America      Bank One
  ----------------------------------------------------------------------------------------------------
  B.     ACCOUNT NUMBER:                             15819-20089       1589845815                         TOTAL
  ----------------------------------------------------------------------------------------------------
  C.     PURPOSE (TYPE):                              Operating          Deposit
  ------------------------------------------------------------------------------------------------------------------
  1.   BALANCE PER BANK STATEMENT                              $0          $    0                          $    0
  ------------------------------------------------------------------------------------------------------------------
  2.   ADD: TOTAL DEPOSITS NOT CREDITED                        $0          $    0                          $    0
  ------------------------------------------------------------------------------------------------------------------
  3.   SUBTRACT: OUTSTANDING CHECKS                            $0          $    0                          $    0
  ------------------------------------------------------------------------------------------------------------------
  4.   OTHER RECONCILING ITEMS                                 $0           ($335)                          ($335)
  ------------------------------------------------------------------------------------------------------------------
  5.   MONTH END BALANCE PER BOOKS                             $0           ($335)                          ($335)
  ------------------------------------------------------------------------------------------------------------------
  6.   NUMBER OF LAST CHECK WRITTEN                Account closed             N/A
  ------------------------------------------------------------------------------------------------------------------

  -----------------------------------------
  INVESTMENT ACCOUNTS

  ------------------------------------------------------------------------------------------------------------------
                                                        DATE OF            TYPE OF       PURCHASE        CURRENT
  BANK, ACCOUNT NAME & NUMBER                          PURCHASE          INSTRUMENT       PRICE           VALUE
  ------------------------------------------------------------------------------------------------------------------
  7.   N/A
  ------------------------------------------------------------------------------------------------------------------
  8.   N/A
  ------------------------------------------------------------------------------------------------------------------
  9.   N/A
  ------------------------------------------------------------------------------------------------------------------
  10.  N/A
  ------------------------------------------------------------------------------------------------------------------
  11.  TOTAL INVESTMENTS                                                                       $0          $    0
  ------------------------------------------------------------------------------------------------------------------

  -----------------------------------------
  CASH

  ------------------------------------------------------------------------------------------------------------------
  12.  CURRENCY ON HAND                                                                                    $    0
  ------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------
  13.  TOTAL CASH - END OF MONTH                                                                            ($335)
  ------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

   -----------------------------------------
   CASE NAME: OK Turbines, Inc.                    ACCRUAL BASIS-6
   -----------------------------------------

   -----------------------------------------
   CASE NUMBER: 400-42146-BJH-11                       02/13/95, RWD, 2/96
   -----------------------------------------

                                            MONTH:     January 2002

   -----------------------------------------
   PAYMENTS TO INSIDERS AND PROFESSIONALS
   -----------------------------------------

   OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.


   -------------------------------------------------------------------------------------------------
                                              INSIDERS
   -------------------------------------------------------------------------------------------------
                                    TYPE OF                AMOUNT             TOTAL PAID
           NAME                     PAYMENT                 PAID               TO DATE
   -------------------------------------------------------------------------------------------------
   1.   GREGG NIMMO              Reimbursment                   $0             $ 34,674
   -------------------------------------------------------------------------------------------------
   2.   GREGG NIMMO              Salary                         $0             $120,979
   -------------------------------------------------------------------------------------------------
   3.
   -------------------------------------------------------------------------------------------------
   4.
   -------------------------------------------------------------------------------------------------
   5.
   -------------------------------------------------------------------------------------------------
   6.   TOTAL PAYMENTS
        TO INSIDERS                                             $0             $155,653
   -------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------
                                                              PROFESSIONALS
   ---------------------------------------------------------------------------------------------------------------------------------
                                 DATE OF COURT                                                                           TOTAL
                               ORDER AUTHORIZING           AMOUNT               AMOUNT            TOTAL PAID           INCURRED
           NAME                    PAYMENT                APPROVED               PAID               TO DATE           & UNPAID *
   ---------------------------------------------------------------------------------------------------------------------------------
   1.   N/A
   ---------------------------------------------------------------------------------------------------------------------------------
   2.   N/A
   ---------------------------------------------------------------------------------------------------------------------------------
   3.   N/A
   ---------------------------------------------------------------------------------------------------------------------------------
   4.   N/A
   ---------------------------------------------------------------------------------------------------------------------------------
   5.   N/A
   ---------------------------------------------------------------------------------------------------------------------------------
   6.   TOTAL PAYMENTS
        TO  PROFESSIONALS                                       $0             $      0                  $0                  $0
   ---------------------------------------------------------------------------------------------------------------------------------

   *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

   -----------------------------------------------------------------------------
   POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
   -----------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------
                                                        SCHEDULED               AMOUNTS
                                                         MONTHLY                 PAID                TOTAL
                                                        PAYMENTS                DURING              UNPAID
                     NAME OF CREDITOR                     DUE                   MONTH            POSTPETITION
   -------------------------------------------------------------------------------------------------------------
   1.   N/A
   -------------------------------------------------------------------------------------------------------------
   2.   N/A
   -------------------------------------------------------------------------------------------------------------
   3.   N/A
   -------------------------------------------------------------------------------------------------------------
   4.   N/A
   -------------------------------------------------------------------------------------------------------------
   5.   N/A
   -------------------------------------------------------------------------------------------------------------
   6.   TOTAL                                                   $0                 $0                  $0
   -------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

    ---------------------------------------
    CASE NAME: OK Turbines, Inc.              ACCRUAL BASIS-7
    ---------------------------------------

    ---------------------------------------
    CASE NUMBER: 400-42146-BJH-11                   02/13/95, RWD, 2/96
    ---------------------------------------

                                                MONTH:  January 2002
                                                        -------------

    ----------------------
    QUESTIONNAIRE

    -------------------------------------------------------------------------------------------------------------
                                                                                YES            NO
    -------------------------------------------------------------------------------------------------------------
    1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
           THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                X
    -------------------------------------------------------------------------------------------------------------
    2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
           OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                          X
    -------------------------------------------------------------------------------------------------------------
    3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
           LOANS) DUE FROM RELATED PARTIES?                                                    X
    -------------------------------------------------------------------------------------------------------------
    4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
           THIS REPORTING PERIOD?                                                              X
    -------------------------------------------------------------------------------------------------------------
    5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
           DEBTOR FROM ANY PARTY?                                                              X
    -------------------------------------------------------------------------------------------------------------
    6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                        X
    -------------------------------------------------------------------------------------------------------------
    7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
           PAST DUE?                                                                           X
    -------------------------------------------------------------------------------------------------------------
    8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                    X
    -------------------------------------------------------------------------------------------------------------
    9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                          X
    -------------------------------------------------------------------------------------------------------------
    10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
           DELINQUENT?                                                                         X
    -------------------------------------------------------------------------------------------------------------
    11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
           REPORTING PERIOD?                                                                   X
    -------------------------------------------------------------------------------------------------------------
    12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                     X
    -------------------------------------------------------------------------------------------------------------

    IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

    ____________________________________________________________________________

    ____________________________________________________________________________

    ____________________________________________________________________________

    ----------------------
    INSURANCE
    -------------------------------------------------------------------------------------------------------------
                                                                                YES            NO
    -------------------------------------------------------------------------------------------------------------
    1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
           NECESSARY INSURANCE COVERAGES IN EFFECT?                              X
    -------------------------------------------------------------------------------------------------------------
    2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                X
    -------------------------------------------------------------------------------------------------------------
    3.     PLEASE ITEMIZE POLICIES BELOW.
    -------------------------------------------------------------------------------------------------------------

    IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

    ____________________________________________________________________________

    ____________________________________________________________________________

    -------------------------------------------------------------------------------------------------------------
                                                 INSTALLMENT PAYMENTS
    -------------------------------------------------------------------------------------------------------------
                       TYPE OF                                                      PAYMENT AMOUNT
                       POLICY           CARRIER              PERIOD COVERED           & FREQUENCY
    -------------------------------------------------------------------------------------------------------------
               See Kitty Hawk, Inc. Case #400-42141
    -------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    -------------------------------------------
    CASE NAME: OK Turbines, Inc.                     FOOTNOTES SUPPLEMENT
    -------------------------------------------

    -------------------------------------------
    CASE NUMBER: 400-42146-BJH-11                        ACCRUAL BASIS
    -------------------------------------------

                                          MONTH:          January 2002
                                                 ------------------------------

    ---------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS               LINE
      FORM NUMBER               NUMBER                         FOOTNOTE / EXPLANATION
    ---------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------
          3                       12          All payroll is paid out of Kitty Hawk Charters, Inc. (Case #400-
    ---------------------------------------------------------------------------------------------------------------
                                  13           42142) and allocated to the Company. Related payroll
    ---------------------------------------------------------------------------------------------------------------
                                               taxes are disbursed out of and reported at KH Charters.
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
          6                                   All Professional fees related to the Reorganization of the
    ---------------------------------------------------------------------------------------------------------------
                                               Company are disbursed out of Kitty Hawk, Inc. (Parent
    ---------------------------------------------------------------------------------------------------------------
                                               Company). Refer to Case # 400-42141
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
          7                                   All insurance plans related to the Company are carried
    ---------------------------------------------------------------------------------------------------------------
                                               at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    ---------------------------------------------------------------------------------------------------------------
                                               400-42141.
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
          General                             All inventory and fixed assets were sold on 12/19/01.
    ---------------------------------------------------------------------------------------------------------------
                                               Operations have ceased.
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CASE NAME: OK Turbines, Inc.

CASE NUMBER: 400-42146-BJH-11

Details of Other Items


ACCRUAL BASIS-1                                             January 2002


8.    OTHER (ATTACH LIST)                           $      2,515,515  Reported
                                                    ----------------
           Intercompany Receivables                        2,515,515
                                                    ----------------
                                                           2,515,515  Detail
                                                    ----------------
                                                                 -    Difference


ACCRUAL BASIS-2

13    OTHER (ATTACH LIST)                           $          6,472  Reported
                                                    ----------------
           Shut down expenses                                  6,472
                                                    ----------------
                                                               6,472  Detail
                                                    ----------------
                                                                 -    Difference


ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                           $        (87,949) Reported
                                                    -----------------
           Void check                                           (164)
           NSF Check                                            (220)
           Transfer to Bank One account                      (14,364)
           Transfer to KH Inc                                (73,201)
                                                    ----------------

                                                    ----------------
                                                             (87,949) Detail
                                                    ----------------
                                                                 -    Difference